UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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ADVANCED SERIES TRUST
(Name of Registrant As Specified In Its Charter)
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Advanced Strategies Portfolio

AST High Yield Portfolio

AST Prudential Core Bond Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST Prudential Growth Allocation Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

January 26, 2016

To the Shareholders:

At a meeting held on September 29-30, 2015, the Board of Trustees (the Board) of Advanced Series Trust (AST or the Trust) approved a new sub-subadvisory agreement between PGIM, Inc. (PGIM, formerly known as Prudential Investment Management, Inc.), as subadviser to each of the AST Advanced Strategies Portfolio, AST High Yield Portfolio, AST Prudential Core Bond Portfolio, AST Prudential Flexible Multi-Strategy Portfolio and AST Prudential Growth Allocation Portfolio (collectively, the Portfolios), each a series of AST, and PGIM Limited (PGIML, formerly known as Pramerica Investment Management Limited).[1] Effective November 23, 2015, PGIML became a sub-subadviser to the Portfolios.

Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS) are the investment managers to the Portfolios other than the AST Prudential Flexible Multi-Strategy Portfolio. PI serves as the sole investment manager to the AST Prudential Flexible Multi-Strategy Portfolio. The investment management agreement between PI and the Trust relating to AST Prudential Flexible Multi-Strategy Portfolio and the investment management agreement between PI, ASTIS and the Trust relating to the other Portfolios will not change as a result of the addition of PGIML as a sub-subadviser to the Portfolios. PGIM, as subadviser to the Portfolios, entered into the new sub-subadvisory agreements with PGIML. Of the Portfolios that have other subadvisory arrangements, those arrangements will not be affected and PGIML will only serve as sub-subadviser to the portion of the relevant Portfolio managed by PGIM.

This information statement describes the circumstances surrounding the Board’s approval of the sub-subadvisory agreements and provides you with an overview of its terms. PI and ASTIS will continue as the Portfolios’ investment managers. This information statement does not require any action by you. It is provided to inform you about the new sub-subadvisory agreements between PGIM and PGIML with respect to the Portfolios.

By order of the Board,

Deborah A. Docs
Secretary

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

[1] Effective January 4, 2016, Prudential Investment Management, Inc. changed its name to PGIM, Inc. and Pramerica Investment Management Limited changed its name to PGIM Limited.

ASTPGIMLIS2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST
AST Advanced Strategies Portfolio

AST High Yield Portfolio

AST Prudential Core Bond Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST Prudential Growth Allocation Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

January 26, 2016

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Advanced Strategies Portfolio, AST High Yield Portfolio, AST Prudential Core Bond Portfolio, AST Prudential Flexible Multi-Strategy Portfolio and AST Prudential Growth Allocation Portfolio (collectively, the Portfolios) each a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of exemptive orders (the Manager of Managers Orders) issued by the Securities and Exchange Commission (the SEC). The Manager of Managers Orders permit the Portfolios’ investment managers to hire certain subadvisers and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. Each portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 655 Broad Street 17th Floor, Newark, NJ 07102. Prudential Investments LLC (PI) and AST Investment Services, Inc. serve as the investment managers of the Portfolios other than the AST Prudential Flexible Multi-Strategy Portfolio. PI serves as the sole investment manager to the AST Prudential Flexible Multi-Strategy Portfolio. When used in this Information Statement, the “Manager” refers to (i) PI with respect to the AST Prudential Flexible Multi-Strategy Portfolio and (ii) PI and ASTIS with respect to all other Portfolios referenced in this Information Statement.

PGIM, Inc. (PGIM, formerly known as Prudential Investment Management, Inc.), as subadviser to the Portfolios, and PGIM Limited (PGIML, formerly known as Pramerica Investment Management Limited) have entered into new sub-subadvisory agreements with respect to each of the Portfolios, dated and effective November 23, 2015 (each, a Sub-Subadvisory Agreement).[2] The investment objective of the Portfolios has not changed. Of the Portfolios that have other subadvisory arrangements, those arrangements will not be affected by the sub-subadvisory arrangement between PGIM and PGIML. The investment management agreements relating to the Portfolios will not change as a result of the sub-subadvisory arrangement between PGIM and PGIML.

The subadvisory agreements with PGIM for each of the Portfolios (the PGIM Subadvisory Agreements) were last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the 1940 Act (Independent Trustees), on June 15-16, 2015. Of the Portfolios that have other subadvisory arrangements, those arrangements will not be affected and PGIML will only serve as sub-subadviser to the portion of the relevant Portfolio managed by PGIM.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. A Notice of Internet Availability for this information statement will be mailed on or about February 2, 2016 to shareholders investing in the Portfolios as of November 23, 2015.

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

[2] Effective January 4, 2016, Prudential Investment Management, Inc. changed its name to PGIM, Inc. and Pramerica Investment Management Limited changed its name to PGIM Limited.

NEW SUB-SUBADVISORY AGREEMENT

Approval of a New Subadvisory Agreement

As required by the 1940 Act, the Board of the Trust considered the proposed Sub-Subadvisory Agreement with PGIML, an affiliate of PGIM, with respect to the Portfolios. The Board, including a majority of the Independent Trustees, met on September 29-30, 2015 (the Board Meeting) and approved the Sub-Subadvisory Agreement for an initial two year period, after concluding that approval of the Sub-Subadvisory Agreement was in the best interests of the Portfolios and their beneficial shareholders.

In advance of the meeting, the Board requested and received materials relating to the Sub-Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Sub-Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolios by PGIML; the fees paid by the Portfolios to the Manager, by the Manager to PGIM under the PGIM Subadvisory Agreements, and the fee arrangement between PGIM and PGIML; the potential for economies of scale that may be shared with the Portfolios and their shareholders; and other benefits to PGIML. In connection with its deliberations, the Board considered information provided by the Manager and PGIML at or in advance of the Board Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Sub-Subadvisory Agreement with respect to the Portfolios.

The Board determined that the overall arrangements among the Manager, PGIM and PGIML, which will serve as the Portfolios’ sub-subadviser pursuant to the terms of the Sub-Subadvisory Agreement, are appropriate in light of the services to be performed and the fee arrangement under the Sub-Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Sub-Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolios by PGIM, the Portfolios’ existing subadviser, and those that would be provided by PGIML under the Sub-Subadvisory Agreement, noting that the Sub-Subadvisory Agreement required PGIML to assist PGIM in day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of PGIML. The Board considered that PGIML has previously provided recommendations to PGIM and that the Sub-Subadvisory Agreement permits PGIML to trade securities for the Portfolios. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to PGIML. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to PGIML.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about PGIML, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolios by PGIML.

Performance

The Board noted that PGIML would serve as sub-subadviser to the Portfolios and trade certain securities in certain foreign markets. The Board considered that PGIML previously provided recommendations to PGIM and that the Manager recommended the Sub-Subadvisory Agreement to increase PGIML’s authority to trade securities.

Fee Rates

The Board considered the fee rates payable by the Manager to PGIM under the PGIM Subadvisory Agreements for the Portfolios, and the proposed fee arrangement between PGIM and PGIML under the Sub-Subadvisory Agreement. The

Board noted that PGIM would be responsible to pay fees to PGIML and that there would be no increase in the fees and expenses of the Portfolios or change in the fees paid by the Manager to PGIM.

Profitability

Because the engagement of PGIML is new, there is no historical profitability information with respect to the proposed sub-subadvisory arrangement. As a result, the Board did not consider this factor. The Board noted that it would consider the profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

Because PGIM will be responsible to pay fees to PGIML and because there will be no increase in the fees and expenses of the Portfolios or change in the fees paid by the Manager to PGIM, the Board did not consider this factor. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to PGIML or its Affiliates

The Board considered potential “fall out” or ancillary benefits anticipated to be received by PGIML and its affiliates in connection with the Portfolios. The Board concluded that any potential benefits to be derived by PGIML included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

Conclusion

After full consideration of these factors, the Board concluded that approving the Sub-Subadvisory Agreement was in the best interests of the Portfolios and their beneficial shareholders.

The Sub-Subadvisory Agreement is attached as Exhibit A.

Information about the Subadviser and Sub-Subadviser

PGIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PGIM (Prudential Fixed Income) is the principal public fixed income asset management unit of PGIM and is responsible for the management of the Portfolio. As of September 30, 2015 PGIM had approximately $947 billion in assets under management. PGIM’s address is 655 Broad Street, Newark, New Jersey 07102. Prior to January 4, 2016, PGIM was known as Prudential Investment Management, Inc.

PGIML is an indirect wholly-owned subsidiary of PGIM. PGIML is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR, United Kingdom. PGIML provides investment advisory services with respect to securities in certain foreign markets. As of September 30, 2015, PGIML managed approximately $14.356 billion in assets. Prior to January 4, 2016, PGIML was known as Pramerica Investment Management Limited.

Additional information relating to the management of PGIML and its affiliates, as well as other funds managed by PGIML and its affiliates is set forth in Exhibit B.

Terms of the Sub-Subadvisory Agreements

The material terms of the Sub-Subadvisory Agreement are substantially similar to the material terms of the PGIM Subadvisory Agreements. Pursuant to the PGIM Subadvisory Agreements, the Manager has allocated management of all or a portion of the Portfolios’ assets to PGIM. Under the PGIM Subadvisory Agreements, PGIM (and not the Manager) decides, consistent with the investment objectives, policies, and restrictions of the Portfolios, how to best make use of its resources to provide investment management services. PGIM may make use of research, investment ideas, delegated management, and/or execution capabilities of PGIM or PGIML as it deems appropriate. Under the Sub-Subadvisory Agreement, PGIML is authorized to act on behalf of the Portfolios. PGIM remains the subadviser to the Portfolios and the PGIM portfolio managers would oversee all transactions executed by PGIML. For its services, the Manager (not the Portfolios) pays the following subadvisory fee rates to PGIM under the PGIM Subadvisory Agreements:

Portfolio	Current Subadvisory Fee Rates Paid to PGIM by the Manager
AST Advanced Strategies Portfolio

With respect to US fixed-income category:

0.20% of average daily net assets to $500 million;

0.18% of sleeve average daily net assets from $500 million to $2 billion; and

0.16% of sleeve average daily net assets over $2 billion

With respect to additional services:

0.025% of the average daily net asset of the entire Portfolio

AST High Yield Portfolio	0.25% of average daily net assets
AST Prudential Core Bond Portfolio*	0.15% of average daily net assets to $500 million; 0.14% of average daily net assets over $500 million to $1 billion; and 0.12% of average daily net assets over $1 billion
AST Prudential Flexible Multi-Strategy Portfolio

With respect to global absolute return assets:

0.45 % of average daily net assets

With respect to global aggregate plus assets:

0.30% of average daily net assets to $100 million;

0.27% on next $100 million of average daily net assets;

0.22% on next $100 million of average daily net assets; and

0.20% over $300 million of average daily net assets

With respect to TIPS assets:

0.20% of average daily net assets to $25 million;

0.15% on next $25 million of average daily net assets;

0.10% on next $50 million of average daily net assets; and

0.05% over $100 million of average daily net assets

AST Prudential Growth Allocation Portfolio*	0.15% of average daily net assets to $500 million; 0.14% of the next $500 million; and 0.12% of average daily net assets over $1 billion

*The assets managed by PGIM in the AST Prudential Growth Allocation Portfolio are aggregated with the assets managed by PGIM in the AST Prudential Core Bond Portfolio for purposes of calculating the subadvisory fee payable to PGIM for these Portfolios.

Each Sub-Subadvisory Agreement provides that, subject to the supervision of PGIM, PGIML will manage such portion of the Portfolios as delegated to PGIML by PGIM, including responsibility for managing the investment operations of a portion of the assets of the Portfolios and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolios, all in accordance with the investment objective and policies of the Portfolios as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, PGIML will provide the Manager with all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports as the Board may reasonably request. For its services, PGIML will be paid a sub-subadvisory fee, if any, by PGIM. The Portfolios and the Manager of the Portfolios will not pay any fee to PGIML, and the fees and expenses of the Portfolios will not increase as a result of the arrangement, nor will the fees be paid by the Manager to PGIM.

Each Sub-Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolios, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) each Sub-Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolios, (ii) each Sub-Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act), upon the termination of the Trust’s Management Agreement with the Manager, or upon the termination of Subadvisory agreement between the Manager and PGIM, and (iii) each Sub-Subadvisory Agreement may be terminated at any time by the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the Sub-Subadvisory Agreement.

Each Sub-Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, PGIML will not be liable for any act or omission in connection with its activities as sub-subadviser to the Portfolio.

MANAGEMENT AND ADVISORY ARRANGEMENTS

Trust Management

The Trust is managed by PI, 655 Broad Street 17th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of December 31, 2015, PI served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $245.5 billion. PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential).

As of December 31, 2015, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $134.2 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential.

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust (the Management Agreement), the Manager, subject to the supervision of the Trust’s Board and in conformity with the stated policies of the Portfolios, manages both the investment operations and composition of the Portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolios. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolios. The Manager continues to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreement. The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on June 16, 2015.

The Manager is specifically responsible for overseeing and managing the Portfolios and PGIM. In this capacity, the Manager reviews the performance of the Portfolios and PGIM and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios of the Trust, and other legal and compliance matters. The Manager utilizes the Strategic Investments Research Group (SIRG), a unit of PI, to assist the Manager in regularly evaluating and supervising the Portfolios and PGIM, including with respect to investment performance. SIRG is a centralized research department of PI that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolios and PGIM. The Manager utilizes this data in directly overseeing the Portfolios and PGIM. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust’s custodian (the Custodian), and the Trust’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•	furnishing of office facilities;
•	paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolios;
•	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
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•	providing assistance to the service providers of the Trust and the Portfolios, including, but not limited to, the custodian, transfer agent, and accounting agent;
•	monitoring, together with PGIM, the Portfolios’ compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;
•	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolios;
•	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
•	preparing and filing with the SEC required quarterly reports of portfolio holdings on Form N-Q;
•	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
•	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
•	organizing the regular and any special meetings of the Board of the Trust, including the preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•	the salaries and expenses of all of their and the Trust’s personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or PGIM;
•	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust as described below;
•	the fees, costs and expenses payable to PGIM pursuant to the Subadvisory Agreement; and
•	with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolios and PGIM.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
•	the fees and expenses of Trustees who are not affiliated persons of the Manager or PGIM;
•	the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;
•	the charges and expenses of the Trust’s legal counsel and independent auditors;
•	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
•	all taxes and corporate fees payable by the Trust to governmental agencies;
•	the fees of any trade associations of which the Trust may be a member;
•	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
•	the cost of fidelity, directors and officers and errors and omissions insurance;
•	the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;
•	allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and
•	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by the Board or vote of a majority of the outstanding voting securities of the Trust, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For its services, the Portfolios compensate the Manager as follows:

Portfolio	Current Investment Management Fee Rate (Effective July 1, 2015)	Investment Management Fee Rate (Through June 30, 2015)	Aggregate Investment Management Fees for Fiscal Year Ended December 31, 2014
AST Advanced Strategies Portfolio[1]	0.6825% of average daily net assets to $300 million; 0.6725% on next $200 million of average daily net assets; 0.6625% on next $250 million of average daily net assets; 0.6525% on next $2.5 billion of average daily net assets; 0.6425% on next $2.75 billion of average daily net assets; 0.6125% on next $4 billion of average daily net assets; and 0.5925% over $10 billion of average daily net assets	0.84% of average daily net assets to $300 million; 0.83% on next $200 million of average daily net assets; 0.82% on next $250 million of average daily net assets; 0.81% on next $2.5 billion of average daily net assets; 0.80% on next $2.75 billion of average daily net assets; 0.77% on next $4 billion of average daily net assets; and 0.75% over $10 billion of average daily net assets	$66,477,361
AST High Yield Portfolio	0.5825% of average daily net assets to $300 million; 0.5725% on next $200 million of average daily net assets; 0.5625% on next $250 million of average daily net assets; 0.5525% on next $2.5 billion of average daily net assets; 0.5425% on next $2.75 billion of average daily net assets; 0.5125% on next $4 billion of average daily net assets; 0.4925% over $10 billion of average daily net assets	0.74% of average daily net assets to $300 million; 0.73% on next $200 million of average daily net assets; 0.72% on next $250 million of average daily net assets; 0.71% on next $2.5 billion of average daily net assets; 0.70% on next $2.75 billion of average daily net assets; 0.67% on next $4 billion of average daily net assets; 0.65% over $10 billion of average daily net assets	$9,151,649
AST Prudential Core Bond Portfolio[2]	0.5325% of average daily net assets to $300 million; 0.5225% on next $200 million of average daily net assets; 0.5125% on next $250 million of average daily net assets; 0.5025% on next $2.5 billion of average daily net assets; 0.4925% on next $2.75 billion of average daily net assets; 0.4625% on next $4 billion of average daily net assets; 0.4425% over $10 billion of average daily net assets	0.69% of average daily net assets to $300 million; 0.68% on next $200 million of average daily net assets; 0.67% on next $250 million of average daily net assets; 0.66% on next $2.5 billion of average daily net assets; 0.65% on next $2.75 billion of average daily net assets; 0.62% on next $4 billion of average daily net assets; 0.60% over $10 billion of average daily net assets	$21,520,357
8

AST Prudential Flexible Multi-Strategy Portfolio[3]	0.9825% of average daily net assets to $300 million; 0.9725% on next $200 million of average daily net assets; 0.9625% on next $250 million of average daily net assets; 0.9525% on next $2.5 billion of average daily net assets; 0.9425% on next $2.75 billion of average daily net assets; 0.9125% on next $4 billion of average daily net assets; 0.8925% over $10 billion of average daily net assets	1.14% of average daily net assets to $300 million; 1.13% on next $200 million of average daily net assets; 1.12% on next $250 million of average daily net assets; 1.11% on next $2.5 billion of average daily net assets; 1.10% on next $2.75 billion of average daily net assets; 1.07% on next $4 billion of average daily net assets; 1.05% over $10 billion of average daily net assets	-----[4]
AST Prudential Growth Allocation Portfolio[5]	0.6825% of average daily net assets to $300 million; 0.6725% on next $200 million of average daily net assets; 0.6625% on next $250 million of average daily net assets; 0.6525% on next $2.5 billion of average daily net assets; 0.6425% on next $2.75 billion of average daily net assets; 0.6125% on next $4 billion of average daily net assets; 0.5925% over $10 billion of average daily net assets	0.84% of average daily net assets to $300 million; 0.83% on next $200 million of average daily net assets; 0.82% on next $250 million of average daily net assets; 0.81% on next $2.5 billion of average daily net assets; 0.80% on next $2.75 billion of average daily net assets; 0.77% on next $4 billion of average daily net assets; 0.75% over $10 billion of average daily net assets	$53,586,706

1 The Manager has contractually agreed to waive 0.014% of its investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees. In addition, the Manager has voluntarily agreed to waive the Portfolio’s investment management fee to the extent Portfolio assets are invested in underlying portfolios to gain exposure to small-cap equity securities. This waiver is voluntary and may be modified or terminated by the Manager at any time without notice.

2 The Manager has contractually agreed to waive a portion of its investment management fees as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

3 The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.48% of the Portfolio’s average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

4 The management fee amount waived exceeds the management fee due to the expense limitation described above.

5 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.90% of the Portfolio’s average daily net assets through October 31, 2016. This waiver may not be terminated prior to October 31, 2016 without the prior approval of the Trust’s Board of Trustees.

Directors and Officers of PI and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PI. There are no directors of PI. The address of the principal executive officer of PI is 655 Broad Street 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PI are also officers or directors of PGIM or PGIML.

Name	Position with PI	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883. None of the officers or directors of ASTIS are also officers or directors of PGIM or PGIML.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin	Director and Executive Vice President	Executive Vice President (since September 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).
Timothy S. Cronin	President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of Prudential Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Senior Vice President of Prudential Annuities Life Assurance Corporation (since March 2006).
Robert O'Donnell	Director and Executive Vice President	Director and Executive Vice President (since April 2012 of AST Investment Services, Inc.; President (since April 2012) of Prudential Annuities; Senior Vice President, Head of Product, Investment Management & Marketing (October 2008-April 2012) for Prudential Annuities; Senior Vice President, Head of Product (July 2004-October 2008) for Prudential Annuities.

Set forth below is a list of the officers of the Trust who are also officers or directors of PI and/or ASTIS.*

Name	Position with Trust	Position with PI	Position with ASTIS
Deborah A. Docs	Secretary	Assistant Secretary and Vice President	N/A
Chad Earnst	Chief Compliance Officer	Chief Compliance Officer and Vice President	Chief Compliance Officer
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President	N/A
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President	N/A
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary	Corporate Counsel, Vice President and Secretary
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President	N/A
M. Sadiq Peshimam	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Senior Vice President	Assistant Treasurer and Vice President

*Excludes Mr. Cronin, who is a director of ASTIS and serves as an interested trustee of the Trust.

Brokerage

For the most recently completed fiscal year, the Portfolios paid the following brokerage commission to affiliated broker-dealers:

Portfolio	Amount Paid
AST Advanced Strategies Portfolio	$1,862,385
AST High Yield Portfolio	$1,564
AST Prudential Core Bond Portfolio	$269,298
AST Prudential Flexible Multi-Strategy Portfolio	$159
AST Prudential Growth Allocation Portfolio	$10,270,293

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolios pay a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on the share ownership of the Portfolio is set forth in Exhibit C to this information statement.

Deborah A. Docs
Secretary

Dated: January 26, 2016

EXhibit A

SUB-SUBADVISORY AGREEMENT

Agreement made as of this 23 day of November, 2015 between Prudential Investment Management, Inc. (PIM or the Subadviser), a New Jersey corporation, and Pramerica Investment Management Limited (PIML), a U.K. limited company.

WHEREAS, Prudential Investments LLC (PI), a New York limited liability company, and AST Investment Services, Inc. (AST), a Maryland corporation (together with PI, the Manager) have entered into a Management Agreement (the Management Agreement) dated May 1, 2008, with Advanced Series Trust, a Massachusetts business trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act); and

WHEREAS, the Manager, acting pursuant to the Management Agreement, has entered into Subadvisory Agreements with the Subadviser, under which the Subadviser provides investment advisory services to the Fund and one or more of its series and manages such portion of the Fund and one or more of its series as the Manager from time to time directs; and

WHEREAS, the Subadviser desires to delegate to PIML certain investment advisory services for the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) as the Subadviser shall direct from time to time, and PIML is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Subadviser, PIML shall manage such portion of the Fund’s portfolio as delegated to PIML by the Subadviser, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:

(i) PIML shall provide supervision of such portion of the Fund's investments as PIM shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, PIML shall act in conformity with the copies of the Agreement and Articles of Incorporation of the Fund, as amended, the By-laws of the Fund, the Prospectus of the Fund, and the Fund’s valuation procedures and any other procedures adopted by the Board applicable to the Fund (and any amendments thereto) as provided to PIML by PIM (the Fund Documents) and with the instructions and directions of the Manager, PIM and of the Board of Directors of the Fund, co-operate with the Manager's and PIM’s (or their designees') personnel responsible for monitoring the Fund’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, PIML shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). PIM shall provide PIML timely with copies of any updated Fund Documents received from the Manager.

(iii) PIML shall determine the securities, futures contracts and other investments to be purchased or sold by such portion of the Fund's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker, dealer or futures commission merchants affiliated with the Manager, PIM or PIML) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct in writing from time to time. In providing the Fund with investment supervision, it is recognized that PIML will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, PIML may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which PIML’s other clients may be a party. The Manager, PIM and PIML shall each have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Manager, PIM, or PIML) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager, PIM or PIML with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, broker-dealers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Fund.

On occasions when PIML deems the purchase or sale of a security, futures contract or other investment to be in the best interest of the Fund as well as other clients of PIML, PIML, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by PIML in the manner PIML considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) PIML shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Board of Directors such periodic and special reports as the Directors may reasonably request. PIML shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) PIML or an affiliate shall provide the Fund's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by PIML hereunder are not to be deemed exclusive, and PIML shall be free to render similar services to others. Conversely, PIML understands and agrees that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of PIM, including PIML, through quantitative and qualitative analysis and consultations with PIM, (ii) periodically make recommendations to the Fund’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions. PIML recognizes that its services may be terminated or modified pursuant to this process. This Agreement will automatically terminate upon the termination of the Management Agreement or the Subadvisory Agreement.

(vii) PIML acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and PIML hereby agrees that it shall not consult with any other subadviser to the Fund other than PIM with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b) PIML shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by PIML under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) PIML shall keep the Fund’s books and records required to be maintained by PIML pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the PIML’s services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. PIML agrees that all records which it maintains for the Fund are the property of the Fund, and PIML will surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that PIML may retain a copy of such records. PIML further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, PIML agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) PIML shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. PIML shall follow such Code of Ethics in performing its services under this Agreement. Further, PIML represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, PIML represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by PIML and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. PIML shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(f) PIML shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(g) PIML shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(h) PIML acknowledges that it is responsible for evaluating whether market quotations are readily available for the Fund’s portfolio securities, evaluating whether those market quotations are reliable for purposes of valuing the Fund’s portfolio securities, evaluating whether those market quotations are reliable for determining the Fund’s net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Fund’s portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, PIML (through a qualified person) will assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which PIML has knowledge related to the securities being valued.

(i) PIML shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. PIML shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. PIML shall promptly inform the Fund and the Manager if PIML becomes aware of any information in the Prospectus thatis (or will become) materially inaccurate or incomplete.

(j) PIML shall comply with the Fund Documents provided to PIML by PIM, the Manager or the Fund. PIML shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Fund Documents.

(k) PIML shall keep the Fund, the Manager and PIM informed of developments relating to its duties as investment subadviser of which PIML has, or should have, knowledge that would materially affect the Fund. In this regard, PIML shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations PIML has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, PIML shall provide the Manager and the Board with reports regarding PIML’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by PIML, PIM and the Manager. PIML shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what PIML has done to seek to ensure such compliance in the future. Annually, PIML shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning PIML’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to material violations of the Code of Ethics directly affecting the Fund, PIML shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Custodian to provide) timely information to PIML regarding such matters as the composition of assets in the portion of the Fund managed by PIML, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for PIML to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Directors of the Fund that affect the duties of PIML).

3. For the services provided and the expenses assumed by PIML pursuant to this Agreement, PIM shall pay PIML as full compensation therefor, a fee, if any, equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as agreed upon by PIM and PIML from time to time. Liability for payment of compensation by

PIM to PIML under this Agreement is contingent upon PIM’s receipt of payment from the Manager for investment management services described under the Subadvisory Agreement.

4. PIML shall not be liable for any error of judgment or for any loss suffered by the Fund, PIM or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on PIML’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager, PIM or the Fund may have against PIML under federal or state securities laws. PIM shall indemnify PIML, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of PIM’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. PIML shall indemnify PIM, the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or PIM or PIML at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. PIML agrees that it will promptly notify the Fund, PIM and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) PIM, at 655 Broad Street, Newark, NJ 07102, Attention: Chief Legal Officer; and (2) PIML, Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR, United Kingdom, Attention: Chief Legal Officer.

6. Nothing in this Agreement shall limit or restrict the right of any of PIML’s directors, officers or employees who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, PIM agrees to furnish PIML at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRAMERICA INVESTMENT MANAGEMENT LIMITED

By: /s/D.L. Chatterton

Name: D.L. Chatterton
Title: Director

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By: /s/Steven B. Saperstein

Name: Steven B. Saperstein
Title: Vice President
A-5

Schedule A

ST Prudential Core Bond Portfolio

AST Prudential Core Bond Portfolio

AST Prudential Growth Allocation Portfolio (core “extra” bond sleeve)

AST Advanced Strategies Portfolio (U.S. fixed income sleeve)

AST High Yield Portfolio (PIM sleeve)

AST Prudential Flexible Multi-Strategy Portfolio (Global Aggregate Plus and Global Absolute

Return sleeves)

.

EXHIBIT B

MANAGEMENT OF PGIM LIMITED

PGIM Limited (PGIML), an indirect wholly-owned subsidiary of PGIM, Inc. PGIML is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR, United Kingdom. PGIML provides investment advisory services with respect to securities in certain foreign markets. As of September 30, 2015, PGIML managed approximately $14.356 billion in assets.

The table below lists the name, address, and position for PGIML’s principal executive officer and each director. None of the officers, employees, directors, general partners or shareholders of PGIML are also officers or directors of the Portfolios.

Name & Address*	Position
Raimondo Amabile	Director
Philip Barrett	Director
Jonathan Paul Butler	Director
Denis Lionel Chatterton	Director/COO (PIML)
Marie L. Fioramonti 180 North Stetson, Suite 5600 Chicago, IL 60601	Director
Andrew J. Macland	Director
Steven B. Saperstein 655 Broad Street, 8th Floor Newark, NJ 07102	Director/COO (Prudential Fixed Income)
Kaushik Shah	Director
James J. Sullivan 655 Broad Street, 8th Floor Newark, NJ 07102	Director/Executive Chairman

*Unless otherwise noted, the principal address for each director is Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR, United Kingdom.

COMPARABLE FUNDS FOR WHICH PGIML AND ITS AFFILIATES SERVE

AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable funds to which PGIML and/or its affiliates provide investment advisory services, other than the Portfolios:

Fund	Net Assets (as of 12/31/15)	Fee Paid to PGIML and/or its Affiliates
PSF Diversified Bond Fund	$1,084,826,593	0.20% of average daily net assets
Prudential Total Return Bond Fund	$11,986,296,465	0.25% of average daily net assets
PSF High Yield	$3,159,510,572	0.25% of average daily net assets
Prudential High Yield Fund	$3,224,948,631	0.250% on average daily net assets up to and including $250 million;
0.238% on the next $500 million of average daily net assets;
0.225% on the next $750 million of average daily net assets;
0.213% on the next $500 million of average daily net assets;
0.200% on the next $500 million of average daily net assets;
0.188% on the next $500 million of average daily net assets;
0.175% on average daily net assets exceeding $3 billion.

Prudential Global Total Return Fund	$315,428,222	0.325% of average daily net assets on first $1 billion 0.285% of average daily net assets thereafter
Prudential Global Absolute Return Bond Fund	$24,708,225	0.50% of average daily net assets on first $300 million 0.45% of average daily net assets thereafter
Prudential Real Assets Fund (TIPS sleeve)	$51,439,915	0.08% of average daily net assets

B-1

EXHIBIT C

SHAREHOLDER INFORMATION

As of January 4, 2016, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolios.

As of January 4, 2016, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolios were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
AST Advanced Strategies Portfolio	Pruco Life Insurance Company PLAZ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	404,525,612 / 71.88%
	Pru Annuity Life Assurance Corp PALAC - Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	118,089,057 / 20.98%
	Pruco Life Insurance Company PLNJ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	39,624,481 / 7.04%
AST High Yield Portfolio	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	48,742,780 / 28.85%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	29,240,213 / 17.31%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	24,398,675 / 14.44%
	Pru Annuity Life Assurance Corp PALAC - Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	22,569,970 / 13.36%
	Pruco Life Insurance Company PLAZ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	20,835,864 / 12.33%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	15,897,925 / 9.41%
AST Prudential Core Bond Portfolio	Advanced Series Trust AST Preservation Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	101,219,879 / 33.16%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	89,889,391 / 29.45%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	63,339,158 / 20.75%
	Pruco Life Insurance Company PLAZ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	19,203,673 / 6.29%
AST Prudential Flexible Multi-Strategy Portfolio	Pruco Life Insurance Company PLAZ Annuity	Attn Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	3,317,373 / 79.73%
	Pruco Life Insurance Company PLNJ Annuity	Attn Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	531,390 / 12.77%
	Pruco Life Insurance Company PLAZ Seed Account Attn Public Investment Ops	655 Broad Street, 17th Floor Newark, NJ 07102	305,482 / 7.34%

C-1

AST Prudential Growth Allocation Portfolio	Pruco Life Insurance Company PLAZ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	550,071,621 / 66.11%
	Pru Annuity Life Assurance Corp PALAC - Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	233,035,112 / 28.01%
	Pruco Life Insurance Company PLNJ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	47,037,424 / 5.65%

C-2

ADVANCED SERIES TRUST
AST Advanced Strategies Portfolio

AST High Yield Portfolio

AST Prudential Core Bond Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST Prudential Growth Allocation Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding a new sub-subadvisory agreement for the AST Advanced Strategies Portfolio, AST High Yield Portfolio, AST Prudential Core Bond Portfolio, AST Prudential Flexible Multi-Strategy Portfolio and AST Prudential Growth Allocation Portfolio (collectively, the Portfolios), each a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolios’ website to review a complete copy of the Information Statement, which contains important information about the new sub-subadviser and sub-subadvisory agreement.

As discussed in the Information Statement, at a meeting held on September 29-30, 2015, the Board of Trustees of the Trust approved a new sub-subadvisory agreement between PGIM, Inc. (PGIM, formerly known as Prudential Investment Management, Inc.) and PGIM Limited (PGIML, formerly known as Pramerica Investment Management Limited) with respect to the Portfolios.[1] The sub-subadvisory agreement became effective as of November 23, 2015.

Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS) are the investment managers to the Portfolios other than the AST Prudential Flexible Multi-Strategy Portfolio. PI serves as the sole investment manager to the AST Prudential Flexible Multi-Strategy Portfolio. The investment management agreements between the Manager[2] and the Trust relating to the Portfolios will not change as a result of the addition of PGIML as a sub-subadviser to the Portfolios. PGIM, as subadviser to the Portfolios, entered into a new sub-subadvisory agreement with PGIML. Of the Portfolios that have other subadvisory arrangements, those arrangements will not be affected and PGIML will only serve as sub-subadviser to the portion of the relevant Portfolio managed by PGIM.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolios are required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about February 2, 2016 to all shareholders of record as of the close of business on November 23, 2015. A copy of the Information Statement will remain on the Portfolios’ website until May 2, 2016.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 665 Broad Street 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until May 2, 2016. To ensure prompt delivery, you should make your request no later than April 22, 2016. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only and you are not required to take any action.

[1] Effective January 4, 2016, Prudential Investment Management, Inc. changed its name to PGIM, Inc. and Pramerica Investment Management Limited changed its name to PGIM Limited.

[2] The “Manager” refers to (i) PI with respect to the AST Prudential Flexible Multi-Strategy Portfolio and (ii) PI and ASTIS with respect to all other Portfolios referenced in this Information Statement.

ASTPGIMLIS